Minimal binding extent of information in compliance with Edict No. 500/2002 of the Collection of Laws	BALANCE SHEET in full format	Business or other name of accounting unit Visual Connection a.s.
The accounting unit shall forward 1 copy of its financial statement, together with one copy of its income tax declaration, to the competent Inland Revenue office.	as of 30 September 2008	Registered office or permanent address of accounting unit and place of business if differing from permanent address
	(in thousands of CZK)	Praha 3 130 00
Slezská 2526/113

Year	Month	Identification Number
2008	09	18630758

								Prior
								accounting
				Line	Current accounting period			period
Identification			ASSETS	no.	Gross	Correction	Net	Net
a			b	c	1	2	3	4
			TOTAL ASSETS	001	129 021	-17 854	111167	110904
A.			Receivables for subscriptions	002				1
B.			Fixed assets	003	27 296	-17 317	9 979	11299
B.	I.		Intangible fixed assets	004	2618	-1 559	1 059	1096
B.	I.	1.	Incorporation expenses	005
		2.	Intangible results of research and development	006
		3.	Software	007	2 618	-1 559	1 059	1096
		4.	Valuable rights	008
		5.	Goodwill	009
		6.	Other intangible fixed assets	010
		7.	Intangible fixed assets under construction	011
		8.	Advance payments for intangible fixed assets	012
B.	II.		Tangible fixed assets	013	22 526	-15 758	6 768	10051
B.	II.	1.	Land	014
		2.	Buildings, halls and structures	015	617	-38	579	52
		3.	Movable fixed assets	016	19 689	-15 332	4 357	7814
		4.	Perennial crops	017
		5.	Breeding and draught animals	018
		6.	Other tangible fixed assets	019	2 200	-388	1812	2185
		7.	Tangible fixed assets under construction	020
		8.	Advance payments for tangible fixed assets	021	20		20
		9.	Adjustments to acquired assets	022
B.	III.		Financial investments	023	2 152		2 152	152
B.	III.	1.	Shares and ownership interests with controlling influence in enterprises	024	2 152		2 152	152
		2.	Shares and ownership interests with substantial influence in enterprises	025
		3.	Other securities and ownership interests	026
		4.	Intercompany loans	027
		5.	Other financial investments	028
		6.	Financial investments in progress	029
		7.	Advance payments for financial investments	030

Print (c) Atlas consulting spol. s r.o. Ostrava

Official stamp:
Inland Revenue Office Prague 3	allocated
Ref. No.:
Presented personally 12 Dec. 2008	revenue stamps
Date:
Attachments	signs

								Prior accounting
				Line	Current accounting period			period
Identification			ASSETS	no.	Gross	Correction	Net	Net
a			b	c	1	2	3	4
C.			Current assets	031	101 231	-537	100 694	99096
C.	I.		Inventory	032	46 529		46 529	50630
C.	I.	1.	Materials	033
		2.	Work-in-progress and semi-finished products	034	3 278		3278	16100
		3.	Finished products	035
		4.	Animals	036
		5.	Merchandise	037	43 251		43 251	34530
		6.	Advance payments for inventory	038
C.	II.		Long-term receivables	039
C	II.	1	Trade receivables	040
		2.	Receivables from companies with controlling influence	041
		3.	Receivables from companies with substantial influence	042
		4.	Receivables from partners and participants in association	043
		5.	Long-term advances paid	044
		6.	Asset reserves	045
		7.	Other receivables	046
		8.	Deferred tax receivable	047
C.	III.		Short-term receivables	048	53 007	-537	52 470	46954
C.	III.	1.	Trade receivables	049	45 454	-537	44917	36218
		2.	Receivables from companies with controlling influence	050
		3.	Receivables from companies with substantial influence	051
		4.	Receivables from partners and participants in association	052				1035
		5.	Social security and health insurance	053
		6.	Due from state-tax receivables	054	69		69	2571
		7.	Short-term advances paid	055				6085
		8.	Asset reserves	056
		9.	Other receivables	057	2 413		2 413	1045
C.	IV.		Short-term financial assets	058	1 695		1 695	1512
C.	IV.	1.	Cash	059	1 117		1 117	258
		2.	Bank accounts	060	578		578	1254
		3.	Short-term securities and interests	061
		4.	Short-term financial assets in progress	062
D.	I.		Accruals	063	494		494	508
D.	I.	1.	Deferred expenses	064	494		494	508
		2.	Complex deferred expenses	065
		3.	Accrued revenues	066

Print (c) Atlas consulting spol. s r.o. Ostrava

				Line	Accounting period
Identification			LIABILITIES	no.	Current	Prior
a			b	c	1	2
			TOTAL LIABILITIES	067	111 167	110 904
A.			Equity	068	8 954	12 251
A.	I.		Registered capital	069	10 000	10 000
A.	I.	1.	Registered capital	070	10 000	10 000
		2.	Own shares and own business interests (-)	071
		3.	Changes in registered capital	072
A.	II.		Capital funds	073
A.	II.	1.	Share premium	074
		2.	Other capital funds	075
		3.	Gains or losses from revaluation of assets and liabilities	076
		4.	Gains or losses from revaluation as a result of changes	077
A.	III.		Reserve funds, indivisible fund and other funds created from profit	078	849	793
A.	III.	1.	Statutory reserve fund / indivisible fund	079	849	793
		2.	Statutory and other funds	080
A.	IV.		Profit (loss) of previous years	081	1 402	335
A.	IV.	1.	Retained earnings from previous years	082	1 402	335
		2.	Accumulated losses from previous years	083
A.	V.		Profit (loss) of current period	084	-3 297	1 123
B.			Not-own capital	085	102 069	97 967
B.	I.		Reserves	086
B.	I.	1.	Reserves according to special legal regulations	087
		2.	Reserves for pensions and similar liabilities	088
		3.	Income tax reserve	089
		4.	Other reserves	090
B.	II.		Long-term payables	091		176
B.	II.	1.	Trade payables	092
		2.	Payables to companies with controlling influence	093
		3.	Payables to companies with substantial influence	094
		4.	Payables to partners and participants in association	095
		5.	Long-term advances received	096
		6.	Issued obligations	097
		7.	Long-term bills of exchange to be paid	098
		8.	Liability reserves	099
		9.	Other payables	100		176
		10.	Deferred tax liability	101

Print (c) Atlas consulting spol. s r.o. Ostrava

				Line	Accounting period
Identification			LIABILITIES	no.	Current	Prior
a			b	c	1	2
B.	III.		Short-term payables	102	49 915	48 976
B	III.	1.	Trade payables	103	34 730	27 186
		2.	Payables to companies with controlling influence	104
		3.	Payables to companies with substantial influence	105		152
		4.	Payables to partners and participants in association	106	-883
		5.	Payables to employees	107	1 884	1 587
		6.	Payables to social security and health insurance	108	861	521
		7.	Due to state-taxes and subsidies	109	1 442	5
		8.	Short-term advances accepted	110	9 212	18 834
		9.	Obligations issued	111
		10.	Liability reserves	112	1 026	500
		11.	Other payables	113	1 643	196
B.	IV.		Bank loans and assistance	114	52 154	48 815
B.	IV.	1.	Long-term bank loans	115	654	751
		2.	Short-term bank loans	116	51 500	48 064
		3.	Short-term financial assistance	117
C.	I.		Accruals	118	144	686
C.	I.	1.	Accrued expenses	119		142
		2.	Deferred revenues	120	144	544

Produced on: 12 Dec. 2008	Signature of statutory body of accounting unit or signature of private individual - accounting unit

Legal form of accounting unit: stock corporation	Registered business activities: purchase of goods to be resold	Legal form of accounting unit: stock corporation

Print (c) Atlas consulting spol. s r.o. Ostrava

Featuring the minimal binding extent of information in compliance with Edict No. 500/2002 Coll. of the Ministry of Finance	PROFIT AND LOSS STATEMENT in full format	Business or other name of accounting unit Visual Connection a.s.

The accounting unit shall forward 1 copy of its financial statement, together with one copy of its income tax declaration, to the competent Inland Revenue office.	as of 30 September 2008 (in thousands of CZK)	Registered office or permanent address of accounting unit and place of business if differing from permanent address Praha 3 130 00 Slezská 2526/113

Year	Month	Identification Number
2008	09	18630758

Official stamp:
Inland Revenue Office Prague 3	allocated
Ref. No.:
Presented personally 12 Dec. 2008	revenue stamps
Date:
Attachments	signs

				Line	Accounting period
Identification a			TEXT b	no. c	Current 1	Prior 2
	I.		Revenues from merchandise	01	111 139	135 434
A.			Cost of goods sold	02	82 686	85 995
	+		Sales margin	03	28 453	49 439
	II.		Production	04	37 447	67 890
	II.	1.	Revenues from own products and services	05	50 056	58 962
		2.	Change of inventory of own production	06	-12822
		3.	Capitalisation	07	212	8 928
B.			Production consumption	08	49 888	93 823
B.		1.	Materials and energy consumption	09	1 902	6 936
		2.	Services	10	47 986	86 887
	+		Added value	11	16 012	23 506
C.			Personnel expenses	12	19573	18 268
C.		1.	Wages and salaries	13	15 993	13 977
		2.	Remuneration of board and coop members	14
		3.	Social security expenses	15	3 394	3 967
		4.	Social expenses	16	186	324
D.			Taxes and fees	17	27	86
E.			Depreciation of long-term tangible and intangible assets	18	1166	1 557
	III.		Proceeds from disposals of fixed assets and materials	19	80
	III.	1.	Proceeds from disposals of long-term assets	20	80
		2.	Proceeds from disposals of materials	21
F.			Net book value of fixed assets and materials sold	22
F.		1.	Net book value of fixed assets sold	23
		2.	Materials sold	24
G.			Change in reserves and adjustments in operating area and complex expenses	25	537
	IV.		Other operating revenues	26	6 211	2 899
H.			Other operating expenses	27	2 299	738
V.	V.		Transfer of operating revenues	28
I.			Transfer of operating expenses	29
Print (c) Atlas consulting spol. s r.o. Ostrava

				Line	Accounting period
Identification a			TEXT b	no. c	Current 1	Prior 2
	VI.		Proceeds from sales of securities and ownership interests	31
J			Securities and ownership interests sold	32
	VI.		Revenues from long-term financial assets	33
	VI.	1.	Revenues from intercompany securities and ownership interests	34
		2.	Revenues from other long-term securities and ownership interests	35
		3.	Revenues from other long-term financial assets	36
	VII.		Revenues from short-term financial assets	37
K			Cost of financial assets	38
	IX.		Revenues from revaluation of securities and derivatives	39
L.			Cost of revaluation of securities and derivatives	40
M.			Change in reserves and adjustments in financial area	41
	X.		Interest revenue	42	2	27
N.			Interest expense	43	1 424	1 950
	XI.		Other financial revenues	44	847	1 409
O.			Other financial expenses	45	1 420	2 789
	XII.		Transfer of financial revenues	46
P.			Transfer of financial expenses	47
	*		Profit (loss) from financial operations	48	-1 995	- 3 303
Q			Income tax on ordinary income	49		1 330
Q		1.	- due	50		1 330
		2.	- deferred	51
	**		Ordinary income	52	-3294	1 123
	XIII.		Extraordinary revenues	53
R.			Extraordinary expenses	54
S.			Income tax on extraordinary income	55
S.		1.	- due	56
		2.	- deferred	57
	*		Extraordinary income	58
T.			Transfer of profit or loss to partners	59
	***		Profit (loss) of current accounting period	60	-3294	1 123

Produced on: 12 Dec. 2008	Signature of statutory body of accounting unit or signature of private individual - accounting unit

Legal form of accounting unit: stock corporation	Registered business activities: purchase of goods to be resold	Note:

Print (c) Atlas consulting spol. s r.o. Ostrava

APPENDIX TO THE ANNUAL REPORT
for the period 1 April 2008 – 30 September 2008

1. Basic Identification of the Accounting Unit

Name:	Visual Connection, a.s.

Registered office:	Praha 3, Slezská 2526/113

Legal form:	Stock corporation

Registered business activities:	Purchase of goods to be resold
Provision of software

Official stamp:
Inland Revenue Office Prague 3	allocated
Ref. No.:
Presented personally 12 Dec. 2008	revenue stamps
Date:
Attachments	signs

Date of establishment of the Accounting Unit: 8 August 1991

2. Proprietary or contractual interests of the Accounting Unit in other companies

Proprietary interests exceeding 20%

Company Name	Registered Office	Share of Basic Capital		Amount of Basic Capital
VISUAL CONNECTION, spol. s r.o.	Bratislava, Seberiniho 4B, Slovakia	100.00%	SKK	200,000.00
Visual Media Services	Prague 3, Chrudimska 2/1418,Czech Republic	100.00%	CZK	2,000,000.00

Agreements and contracts concluded among associates (shareholders) guaranteeing decisive rights:

5. Accounting Methods, General Accounting Principles and Evaluation Methodology

The company’s Financial Statement has been produced in compliance with Act. No. 563/1991 Coll. on accounting, and in compliance with the edict of the Ministry of Finance of the Czech Republic specifying the content of financial statements and the procedures to be used for accounting purposes by commercial subjects.
The company’s Financial Statement is being presented for a period of six months. All current details concern the said six months period, whilst compared to prior period totalling 12 months.

1. Asset Evaluation Methodology

1.1 Evaluation of Inventories

All inventories are entered into accounts in compliance with the A method of asset evidence.

All inventories released from stock are evaluated in average prices.

All purchased inventories are evaluated in compliance with their real acquisition price, including:
- acquisition costs
- additional acquisition expenses:
- customs duty
- transportation costs

1.2 Evaluation of Tangible and Intangible Assets Produced through Own Activities none

1.3 Evaluation of Securities and Proprietary Interests

none

1.4 Evaluation of Increase of the Number of Drought and Breeding Animals

none

2. Calculation of the Reproduction Cost of Acquisition

Type of Asset Evaluated by the Reproduction Cost of Acquisition during the Accounting Period under Review	Calculation Method of the Reproduction Cost of Acquisition

3. Changes in Evaluation, Depreciation and Accounting Procedures

No changes took place during the accounting period under review.

4. Provisions to Assets

No provisions to assets were created.

5. Depreciation

The Accounting Unit’s plan of accounting depreciation of tangible fixed assets has been produced in compliance with its internal regulation. The Accounting Unit’s accounting and tax depreciation are not the same.

The Accounting Unit’s plan of accounting depreciation of intangible fixed assets has been produced in compliance with Art. 28, Sec. 3, Act No. 563/1991 Coll. on accounting. It is based on the principle of full depreciation of each asset entered into books 3 years after its acquisition at the latest. The Accounting Unit’s accounting and tax depreciation are not the same.

Tax depreciation – methodology:
- accelerated depreciation

Depreciation of small fixed assets:

- all assets acquired for up to CZK 5,000.00 are recorded in account no. 501
- all assets acquired for CZK 5,000.00 – CZK 40,000.00 are subject to 12-months depreciation
- all assets acquired for up to CZK 40,000.00 are subject to depreciation in accordance with individual depreciation categories

6. Conversion of Foreign Currencies to CZK

All foreign currencies are converted in accordance with the actual daily rates of the Czech National Bank.

8. Basic Capital

1. Shares Issued during the Accounting Period under Review

Type of Share		Nominal Value	Evaluation
8 bearer shares	CZK	1 000 000 each	8 000 000
80 personal shares	CZK	25 000 each	2 000 000

2. Exchangeable Obligations

Type of Obligation	Nominal Value	Evaluation

3. Changes in Basic Capital

	Current Period	Prior Period
Ordinary stock	10 000	10 000
Indivisible fund
Statutory and other funds	793	121
Retained profit of past periods	335
Unsettled loss of past periods
Profit/loss of current period	1 123	3 798
Total basic capital	12 251	13 919
(in thousands of CZK)

Profit distribution method of past periods:
- Profit share of Tomáš Petrů	CZK	1 176 471.00
- Profit share of Jakub Vaněk	CZK	1 176 471.00
- Reserve fund	CZK	672 006.00
- Retained profit	CZK	335 080.20

Loss settlement method of past periods:

Proposed profit distribution of current period:

4. Equity

Limited liability company last year

Current Period
Associate	Share	Unsettled Investment	Maturity

Prior Period
Associate	Share	Unsettled Investment	Maturity

Note XX                      Summary of significant difference between Czech GAAP and U.S. GAAP

The annual financial statements included herein of Visual Connection, a.s. were prepared in accordance with accounting principles generally accepted in the Czech Republic (“Czech GAAP”) which differ in certain significant respects from accounting principles generally accepted in the United States of America (“US GAAP”). Following is a summary of the significant adjustments to the income statement and the balance sheet as of and for the years ended March 31, 2008 and 2007 that would be required if US GAAP were to be applied instead of Czech GAAP.

Reconciliation of Net Loss

		Six months ended
(Amounts in thousands of CZK)		September 30, 2008

Net loss under Czech GAAP		(3,294)

Description of items having the effect of increasing reported income:

Addback: lease expense as an operating lease	a	4,391

Description of items having the effect of decreasing reported income:

Depreciation of tangible assets treated as capital leases	a	(4,292)

Interest expense related to capital leases	a	(744)

Net income under US GAAP		(3,939)

Reconciliation of Balance Sheet at September 30, 2008		US GAAP
		Adjustments
	Czech	Increase	US
	GAAP	(Decrease)	GAAP

Fixed Assets	9,979	18,866	28,845

Total Assets	111,167	18,866	130,033

Equity	8,954	(3,457)	5,497

Capital lease obligations	-	22,323	22,323

Total Liabilities	111,167	18,866	130,033

a. Leases

Under U.S GAAP, a lease is either an operating lease or a capital lease. An operating lease records no asset or liability on the financial statements, the amount is expensed as incurred. A capital lease is recorded as both an asset and a liability on the financial statements, at the present value of the lease payments. The basic criteria for capitalization of a lease by lessee are as follows
•           The lessor transfers ownership of the asset to the lessee at the end of the lease term.
•           A bargain purchase option is given to the lessee. This is an option that allows the lessee, upon termination of the lease, to purchase the leased asset at a price significantly lower than the expected fair market value of the asset.
•           The life of the lease is equal to or greater than 75% of the economic life of the asset.
•           The present value of the minimum lease payments is equal to or greater than 90% of the fair market value of leased property.
In accordance with Czech GAAP, the company records all leases as operating leases with no asset or liability on the financial statements and the amount is expensed as incurred.

Under US GAAP, the company would record the net fixed asset as of September 30, 2008 of 18,866 thousand. Consequently, the company would record the net capital lease liability of 22,323 thousand as of September 30, 2008. The net income for the six months ended March 31, 2008 would be increased by 4,391 thousand for the addback of the operating lease expense since it will be capitalized. In addition, net income would be decreased for the six months ended September 30, 2008 of 4,292 thousand for the depreciation of tangible assets treated as capital leases and for interest expense on the capital leases of 744 thousand.